SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 14, 2001
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                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)


         Delaware                     0-3252                     22-1830121
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


         767 Third Avenue, New York, NY                                10017
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS

     On September 13, 2001, Lexington Precision Corporation issued a press release announcing the extension of an exchange offer with respect to its 12 3/4% Senior Subordinated Notes due February 1, 2000 from September 17, 2001 to 5:00 p.m., New York City time, on October 1, 2001, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the extension of the exchange offer.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)   EXHIBITS

                    Exhibit 99.1        Press release dated September 13, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 14, 2001       LEXINGTON PRECISION CORPORATION


                                   By:          /S/ MICHAEL A. LUBIN
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                                        Michael A. Lubin
                                        Chairman of the Board

                                  EXHIBIT INDEX

  Exhibit
  NUMBER     EXHIBIT NAME                                       LOCATION

 99.1         Press release dated September 13, 2001            Filed herewith